UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 8, 2005


                       American Locker Group Incorporated
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             (Exact name of registrant as specified in its charter)

                            Delaware 0-439 16-0338330
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             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)


                   608 Allen Street, Jamestown, New York 14701
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                  (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (716) 664-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

         On June 8, 2005, the Board of Directors of American Locker Group Incorporated appointed Steven Bregman as a Director of the Company to serve as a member of the Board of Directors of the Company. Mr. Bregman also was appointed to serve as a member of the Audit Committee of the Board of Directors. Attached as Exhibit 99.1 hereto is a copy of the Company's press release dated June 10, 2005, with respect to this matter.


Item 9.01.  Financial Statements and Exhibits.

        (c)  Exhibits

             99.1    Press release dated June 10, 2005.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMERICAN LOCKER GROUP INCORPORATED


                                             By:  /s/ Edward F. Ruttenberg
                                                  ------------------------
                                                  Edward F. Ruttenberg
                                                  Chairman and
                                                  Chief Executive Officer

Dated:  June 10, 2005








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                                  EXHIBIT INDEX


Exhibit 99.1     Press release dated June 10, 2005.
















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